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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM 8 - K/A

                                 Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)             December 21, 2001



                             SCHOOL SPECIALTY, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



Wisconsin                         000-24385                  39-0971239
---------                         ---------                  ----------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



           W6316 Design Drive
          Greenville, Wisconsin                                    54942
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (920) 734-5712

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Item 2. Acquisition or Disposition of Assets

As previously reported on December 21, 2001, School Specialty, Inc. (hereinafter referred to as the "Company" or "SSI") acquired all of the issued and outstanding shares of capital stock of Premier Agendas, Inc. (PAI) and Premier School Agendas, Ltd. (PSA) (collectively "Premier"). Franklin Covey Co. owned all of the issued and outstanding shares of PAI, and Franklin Covey Canada, Ltd. owned all of the issued and outstanding shares of PSA, prior to this transaction. The final purchase price was $156.5 million, funded with cash paid at closing of $152.5 million and a $4.0 million note to the selling shareholders. This Form 8-K/A amends the Company's current reports on Form 8-K dated December 21, 2001 to incorporate Item 7 - Financial Statements, unaudited Pro Forma Financial Information and Exhibits.

Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of the Business Acquired. The following audited
          ---------------------------------------------
          combined historical financial statements of Premier Agendas, Inc. are filed as an Exhibit to this Form 8-K/A: combined balance sheets as of August 31, 2001 and 2000, and the related combined statements of income, equity and cash flows for each of the three fiscal years in the period ended August 31, 2001. (Exhibit 99.1.)

     (b)  Unaudited Pro Forma Financial Information. The following unaudited pro
          -----------------------------------------
          forma combined financial statements of the Company are filed as an Exhibit to this Report on Form 8-K/A: unaudited pro forma consolidated statements of operations for the fiscal year ended April 28, 2001 and unaudited pro forma consolidated statements of operations for the nine months ended January 26, 2002. (Exhibit 99.2.)

     (c)  The following exhibits are filed with this report:

      Exhibit No.   Descriptions
      -----------   ------------
        2.1(a)      Purchase Agreement by and among Franklin Covey Co., Franklin Covey
                    Canada Ltd., School Specialty, Inc., and 3956831 Canada Inc., dated
                    November 13, 2001.  (Incorporated by reference to Exhibit 2.1(a) of the Registrant's Current Report on Form 8-K dated December 21, 2001.)

        2.1(b)      Amendment to Purchase Agreement by and among Franklin Covey Co.,
                    Franklin Covey Canada Ltd., School Specialty, Inc., and 3956831 Canada
                    Inc., dated December 21, 2001.  (Incorporated by reference to Exhibit
                    2.1(b) of the Registrant's Current Report on Form 8-K dated December
                    21, 2001.)

        23.1        Consent of Arthur Andersen LLP for Premier Agendas, Inc.

        99.1        Combined financial statements of Premier Agendas, Inc.

        99.2        Unaudited pro forma consolidated financial statements of the Company

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SCHOOL SPECIALTY, INC.
                               (Registrant)


     March 4, 2002             /s/ Daniel P. Spalding
     -------------             -------------------------------------------------
     Date                      Daniel P. Spalding
                               Chairman of the Board, Chief Executive Officer
                               (Principal Executive Officer)


     March 4, 2002             /s/ Mary M. Kabacinski
     -------------             -------------------------------------------------
     Date                      Mary M. Kabacinski
                               Executive Vice President, Chief Financial Officer
                               (Principal Financial and Accounting Officer)